Exhibit 10.3

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of May 3, 2019, effective as of May 3, 2019, by and among CONDOR HOSPITALITY LIMITED PARTNERSHIP, a Virginia limited partnership (“Borrower”), the undersigned parties to this Amendment executing as “Guarantors” (hereinafter referred to individually as “Guarantor” and collectively as “Guarantors”), KEYBANK NATIONAL ASSOCIATION (“KeyBank”), THE HUNTINGTON NATIONAL BANK (“Huntington”), BMO HARRIS BANK N.A. (“BMO”; KeyBank, Huntington and BMO collectively, the “Lenders”), and KeyBank as Agent for itself and the other Lenders from time to time a party to the Credit Agreement (as hereinafter defined) (KeyBank, in its capacity as Agent, is hereinafter referred to as “Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, Agent, KeyBank and the lenders party thereto are parties to that certain Credit Agreement dated as of March 1, 2017, as amended by that certain First Amendment to Credit Agreement and Other Loan Documents dated as of May 11, 2017 (the “First Amendment”), as amended by that certain Second Amendment to Credit Agreement dated as of December 13, 2017 (the “Second Amendment”), and as amended by that certain Third Amendment to Credit Agreement dated as of March 8, 2019 (the “Third Amendment”) (as such Credit Agreement, as amended by the First Amendment, the Second Amendment and the Third Amendment, may be further varied, extended, supplemented, consolidated, replaced, increased, renewed, modified or amended from time to time, the “Credit Agreement”);

WHEREAS, certain of the Guarantors executed and delivered to Agent that certain Unconditional Guaranty of Payment and Performance dated as of March 1, 2017, as amended by the First Amendment (as such Guaranty, as amended by the First Amendment, may be further varied, extended, supplemented, consolidated, replaced, increased, renewed, modified or amended from time to time, the “Guaranty”);

WHEREAS, Borrower and certain of the Guarantors executed and delivered to Agent that certain Cash Collateral Account Agreement dated as of March 1, 2017, as amended by that certain First Amendment to Cash Collateral Account Agreement dated as of March 24, 2017, as amended by the First Amendment, as amended by that certain Second Amendment to Cash Collateral Account Agreement dated as of June 21, 2017, as amended by that certain Third Amendment to Cash Collateral Account Agreement dated as of August 31, 2017, as amended by that certain Fourth Amendment to Cash Collateral Account Agreement dated as of January 18, 2018, and as amended by that certain Fifth Amendment to Cash Collateral Account Agreement dated as of February 21, 2018 (as the same may be further varied, extended, supplemented, consolidated, replaced, increased, renewed, modified or amended from time to time, the “Cash Collateral Agreement”);

WHEREAS, CDOR TLH Magnolia, LLC, TRS TLH Magnolia, LLC, CDOR LEX Lowry, LLC, TRS LEX Lowry, LLC, CDOR AUS Louis, LLC and TRS AUS Louis, LLC have become a party to the Guaranty and the Cash Collateral Agreement pursuant to that certain Joinder Agreement dated March 24, 2017; and

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WHEREAS CDOR MCO Village, LLC and TRS MCO Village, LLC have become a party to the Guaranty and the Cash Collateral Agreement pursuant to that certain Joinder Agreement dated June 21, 2017; and

WHEREAS, CDOR ELP Edge, LLC, TRS ELP Edge, LLC, CDOR AUS Casey, LLC and TRS AUS Casey, LLC have become a party to the Guaranty and the Cash Collateral Agreement pursuant to that certain Joinder Agreement dated August 31, 2017; and

WHEREAS, CDOR AUS Tech, LLC and TRS AUS Tech, LLC have become a party to the Guaranty and the Cash Collateral Agreement pursuant to that certain Joinder Agreement dated January 17, 2018; and

WHEREAS, CDOR CHS Holiday, LLC and TRS CHS Holiday, LLC have become a party to the Guaranty and the Cash Collateral Agreement pursuant to that certain Joinder Agreement dated February 21, 2018; and

WHEREAS, the Borrower and the Guarantors have requested that the Agent and the Lenders make certain modifications to the Credit Agreement and Agent and the undersigned Lenders have consented to such modifications, subject to the execution and delivery of this Amendment.

NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

Definitions

.  Capitalized terms used in this Amendment, but which are not otherwise expressly defined in this Amendment, shall have the respective meanings given thereto in the Credit Agreement.

Modifications of the Credit Agreement

.  The Borrower, Agent and the Lenders do hereby modify and amend the Credit Agreement as follows:

(a)By deleting in their entirety the definitions of “Maturity Date” and “Mortgage Collateral Requirement” appearing in §1.1 of the Credit Agreement and inserting in lieu thereof the following:

“Maturity Date.  October 1, 2020, as the same may be extended as provided in §2.12, or such earlier date on which the Loans shall become due and payable pursuant to the terms hereof.

Mortgage Collateral Requirement.  The Mortgage Collateral Requirement shall be deemed to be satisfied the first time that (a) there are twelve (12) Tier I Properties that are Borrowing Base Properties included in the calculation of Borrowing Base Availability that are encumbered by Mortgages and (b) notwithstanding the preceding clause (a), Borrower has also obtained the written approval of all of the Lenders to the Mortgage Collateral Requirement occurring.”

(b)By deleting in its entirety the first (1st) sentence of §2.11(a) of the Credit Agreement, and inserting in lieu thereof the following:

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“Provided that no Default or Event of Default has occurred and is continuing and Borrower has obtained the prior written approval of all of the Lenders to increase the Total Commitment, subject to the terms and conditions set forth in this §2.11, the Borrower shall have the option at any time and from time to time prior to the Maturity Date to request an increase in the Total Commitment to not more than $400,000,000.00 by giving written notice to the Agent (an “Increase Notice”; and the amount of such requested increase is the “Commitment Increase”), provided that any such individual increase must be in a minimum amount of $10,000,000.00 and increments of $5,000,000.00 in excess thereof.”

(c)By deleting the word “or” appearing at the end of clause (k) of §27 of the Credit Agreement, by deleting the period appearing at the end of clause (l) of §27 of the Credit Agreement and inserting in lieu thereof the following: “, or (m) an amendment of the definition of Change of Control or waiver of any Change of Control.”

References to Credit Agreement

.  All references in the Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement as modified and amended herein.

Consent of Guarantors

.  By execution of this Amendment, Guarantors hereby expressly consent to the modifications and amendments relating to the Credit Agreement as set forth herein and the execution and delivery of and any other agreements contemplated hereby, and Borrower and Guarantors hereby acknowledge, represent and agree that the Credit Agreement, as modified and amended herein, and the other Loan Documents, as the same may be modified in connection with this Amendment, remain in full force and effect and constitute the valid and legally binding obligation of Borrower and Guarantors, respectively, enforceable against such Persons in accordance with their respective terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity, and that the Guaranty extends to and applies to the foregoing documents as modified and amended.

Representations

.  Borrower and Guarantors represent and warrant to Agent and the Lenders as follows as of the date of this Amendment:

Authorization

.  The execution, delivery and performance by the Borrower and the Guarantors of this Amendment and any other agreements contemplated hereby and the transactions contemplated hereby and thereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of such Persons, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of such Persons is subject or any judgment, order, writ, injunction, license or permit applicable to such Persons, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement, operating agreement, articles of incorporation or other charter documents or bylaws of, or any agreement or other instrument binding upon, any of such Persons or any of its properties, (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of such Persons other than the liens and encumbrances in favor of the Agent contemplated by this Amendment and the other Loan Documents, and (vi) do not require any approval or consent of any Person other than those already obtained and delivered to the Agent.

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Enforceability

.  This Amendment and each other document executed and delivered in connection with this Amendment are the valid and legally binding obligations of Borrower and Guarantors, enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.

Approvals

.  The execution, delivery and performance by the Borrower and the Guarantors of this Amendment and any other agreements contemplated hereby and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing or registration with, or the giving of any notice to, any court, department, board, governmental agency or authority other than those already obtained.

Reaffirmation

.  Each of the representations and warranties made by or on behalf of Borrower, Guarantors or any of their respective Subsidiaries contained in this Amendment, the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement or this Amendment are true in all material respects as of the date as of which they were made and are true in all material respects as of the date hereof, with the same effect as if made at and as of that time, except to the extent of changes resulting from transactions permitted by the Loan Documents (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date).

No Default.  By execution hereof, the Borrower and Guarantors certify that the Borrower and Guarantors are and will be in compliance with all covenants under the Loan Documents immediately after the execution and delivery of this Amendment and the other documents executed in connection herewith, and that no Default or Event of Default has occurred and is continuing.

Waiver of Claims

.  Borrower and Guarantors acknowledge, represent and agree that Borrower and Guarantors as of the date hereof have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loans or Letters of Credit or with respect to any acts or omissions of Agent or any Lender, or any past or present officers, agents or employees of Agent or any Lender, and each of Borrower and Guarantors does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.

Ratification

.  Except as hereinabove set forth, all terms, covenants and provisions of the Credit Agreement and the other Loan Documents remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Credit Agreement and the other Loan Documents.  Nothing in this Amendment or any other document executed in connection herewith shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents (including without limitation the Guaranty).  This Amendment shall constitute a Loan Document.

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Counterparts

.  This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.

Miscellaneous

.  THIS AMENDMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement.

Amendments of Other Loan Documents

.  The Lenders authorized Agent to execute and deliver amendments to the other Loan Documents as Agent deems appropriate contemporaneously with the execution and delivery of this Amendment.

Effective Date

.  This Amendment shall be deemed effective and in full force and effect (the “Effective Date”) upon confirmation by the Agent of the satisfaction of the following conditions:

(a) the execution and delivery of this Amendment by Borrower, Guarantors, Agent, and all Lenders;

(b) Borrower shall have paid to Agent for the account of the Lenders in immediately available funds a fee in the amount of seven and one-half (7.5) basis points on each Lender’s Commitment with respect to this Amendment and the extension of the Maturity Date;

(c) receipt by Agent of such other resolutions, certificates, documents, instruments and agreements as the Agent may reasonably request; and
(d) the Borrower shall have paid the reasonable fees and expenses of Agent in connection with this Amendment and the transactions contemplated hereby.

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Exhibit 10.3

IN WITNESS WHEREOF, the parties hereto, acting by and through their respective duly authorized officers and/or other representatives, have duly executed this Amendment under seal as of the day and year first above written.

BORROWER:

CONDOR HOSPITALITY LIMITED PARTNERSHIP, a Virginia limited partnership

By:Condor Hospitality REIT Trust, a Maryland real estate investment trust, its general partner

By:    /s/ Jonathan J. Gantt
Name: Jonathan J. Gantt
Title:   Vice President

GUARANTORS:
CONDOR HOSPITALITY REIT TRUST, a Maryland real estate investment trust By: /s/ Jonathan J. Gantt Name: Jonathan J. Gantt Title: Vice President
CONDOR HOSPITALITY TRUST, INC., a Maryland corporation By: /s/ Jonathan J. Gantt Name: Jonathan J. Gantt Title: Senior Vice President & Chief Financial Officer
TRS LEASING, INC., a Virginia corporation By: /s/ Jonathan J. Gantt Name: Jonathan J. Gantt Title: Vice President

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Signature Page to Fourth Amendment to Credit Agreement - KeyBank/Condor

SPPR-SOUTH BEND, LLC, a Delaware limited
liability company

By:Condor Hospitality Limited Partnership, a
Virginia limited partnership, its manager

By:Condor Hospitality REIT Trust, a Maryland
real estate investment trust, its general partner

By:    /s/ Jonathan J. Gantt

Name: Jonathan J. Gantt

Title:   Vice President

SPPR-DOWELL, LLC, a Delaware limited liability company By:SPPR-Dowell Holdings, Inc., a Delaware corporation, its manager By: /s/ Jonathan J. Gantt Name: Jonathan J. Gantt Title: Vice President
SPPR-DOWELL HOLDINGS, INC., a Delaware corporation By: /s/ Jonathan J. Gantt Name: Jonathan J. Gantt Title: Vice President

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Signature Page to Fourth Amendment to Credit Agreement - KeyBank/Condor

SPPR-DOWELL TRS SUBSIDIARY, LLC, a
Delaware limited liability company

By:Condor Hospitality REIT Trust, a Maryland real
estate investment trust, its manager

By:    /s/ Jonathan J. Gantt
Name: Jonathan J. Gantt
Title:   Vice President

SOLOMONS BEACON INN LIMITED
PARTNERSHIP, a Maryland limited partnership

By:Solomons GP, LLC, a Delaware limited liability
company, its general partner

By: /s/ Jonathan J. Gantt
Name: Jonathan J. Gantt
Title:   Vice President

SOLOMONS GP, LLC, a Delaware limited liability company By: /s/ Jonathan J. Gantt Name: Jonathan J. Gantt Title: Vice President
TRS SUBSIDIARY, LLC, a Delaware limited liability company By: /s/ Jonathan J. Gantt Name: Jonathan J. Gantt Title: Vice President

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Signature Page to Fourth Amendment to Credit Agreement - KeyBank/Condor

SPPR-HOTELS, LLC, a Delaware limited liability company By:SPPR Holdings, Inc., a Delaware corporation, its manager By: /s/ Jonathan J. Gantt Name: Jonathan J. Gantt Title: Vice President
SPPR HOLDINGS, INC., a Delaware corporation By: /s/ Jonathan J. Gantt Name: Jonathan J. Gantt Title: Vice President

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Signature Page to Fourth Amendment to Credit Agreement - KeyBank/Condor

Exhibit 10.3

SPPR TRS SUBSIDIARY, LLC, a Delaware limited liability company By:TRS Leasing, Inc., a Virginia corporation, its manager By: /s/ Jonathan J. Gantt Name: Jonathan J. Gantt Title: Vice President
CDOR AUS LOUIS, LLC, a Delaware limited liability company By: /s/ Jonathan J. Gantt Name: Jonathan J. Gantt Title: Vice President
CDOR LEX LOWRY, LLC, a Delaware limited liability company By: /s/ Jonathan J. Gantt Name: Jonathan J. Gantt Title: Vice President
CDOR TLH MAGNOLIA, LLC, a Delaware limited liability company By: /s/ Jonathan J. Gantt Name: Jonathan J. Gantt Title: Vice President
TRS AUS LOUIS, LLC, a Delaware limited liability company By: /s/ Jonathan J. Gantt Name: Jonathan J. Gantt Title: Vice President

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Signature Page to Fourth Amendment to Credit Agreement - KeyBank/Condor

TRS LEX LOWRY, LLC, a Delaware limited liability company By: /s/ Jonathan J. Gantt Name: Jonathan J. Gantt Title: Vice President
TRS TLH MAGNOLIA, LLC, a Delaware limited liability company By: /s/ Jonathan J. Gantt Name: Jonathan J. Gantt Title: Vice President
CDOR MCO VILLAGE, LLC, a Delaware limited liability company By: /s/ Jonathan J. Gantt Name: Jonathan J. Gantt Title: Vice President
TRS MCO VILLAGE, LLC, a Delaware limited liability company By: /s/ Jonathan J. Gantt Name: Jonathan J. Gantt Title: Vice President
CDOR ELP EDGE, LLC, a Delaware limited liability company By: /s/ Jonathan J. Gantt Name: Jonathan J. Gantt Title: Vice President
TRS ELP EDGE, LLC, a Delaware limited liability company By: /s/ Jonathan J. Gantt Name: Jonathan J. Gantt Title: Vice President

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Signature Page to Fourth Amendment to Credit Agreement - KeyBank/Condor

CDOR AUS CASEY, LLC, a Delaware limited liability company By: /s/ Jonathan J. Gantt Name: Jonathan J. Gantt Title: Vice President
TRS AUS CASEY, LLC, a Delaware limited liability company By: /s/ Jonathan J. Gantt Name: Jonathan J. Gantt Title: Vice President
CDOR AUS TECH, LLC, a Delaware limited liability company By: /s/ Jonathan J. Gantt Name: Jonathan J. Gantt Title: Vice President
TRS AUS TECH, LLC, a Delaware limited liability company By: /s/ Jonathan J. Gantt Name: Jonathan J. Gantt Title: Vice President
CDOR CHS HOLIDAY, LLC, a Delaware limited liability company By: /s/ Jonathan J. Gantt Name: Jonathan J. Gantt Title: Vice President
TRS CHS HOLIDAY, LLC, a Delaware limited liability company By: /s/ Jonathan J. Gantt Name: Jonathan J. Gantt Title: Vice President

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Signature Page to Fourth Amendment to Credit Agreement - KeyBank/Condor

Exhibit 10.3

LENDERS:

KEYBANK NATIONAL ASSOCIATION, individually and as Agent

By:    /s/ Thomas Z. Schmitt
Name:    Thomas Z. Schmitt
Title:    Assistant Vice President

THE HUNTINGTON NATIONAL BANK

By:    /s/ Lauren D. Baltic
Name:    Lauren D. Baltic
Title:    AVP

BMO HARRIS BANK N.A.

By:    /s/ Gwendolyn Gatz
Name:    Gwendolyn Gatz
Title:  Director

Signature Page to Fourth Amendment to Credit Agreement - KeyBank/Condor